Exhibit 10.02





                           OLYMPUS COMMUNICATIONS, L.P
                           OLYMPUS CAPITAL CORPORATION

                                   As Issuers








                           10_% SENIOR NOTES DUE 2006



                                    INDENTURE

                          Dated as of November 12, 1996











                         BANK OF MONTREAL TRUST COMPANY

                                     Trustee






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                                                       B-6-7










                       CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                                               Indenture Section

310 (a)(1)...............................................                7.10
      (a)(2).............................................                7.10
      (a)(3) .............................................                N.A.
      (a)(4)..............................................                N.A.
      (a)(5).............................................                7.10
      (b) ...............................................                7.10
      (c) ................................................                N.A.
311 (a) .................................................                7.11
      (b) ...............................................                7.11
      (c) ................................................                N.A.
312 (a)..................................................               10.03
      (b)................................................               10.03
      (c) ...............................................               10.03
313 (a) .................................................                7.06
      (b)(1) .............................................                N.A.
      (b)(2) ...........................................            7.06;7.07
      (c) ...............................................          7.06;10.02
      (d)................................................                7.06
314 (a) .................................................          4.03;10.02
      (a)(4).............................................               10.05
      (b) ................................................                N.A.
      (c)(1) ............................................               10.04
      (c)(2) ............................................               10.04
      (c)(3) .............................................                N.A.
      (d).................................................                N.A.
      (e)  ..............................................               10.05
      (f).................................................                N.A.
315 (a)..................................................                7.01
      (b)................................................          7.05,10.02
      (c)  ..............................................                7.01
      (d)................................................                7.01
      (e)................................................                6.11
316 (a)(last sentence....................................                2.09
      (a)(1)(A)..........................................                6.05
      (a)(1)(B) .........................................                6.04
      (a)(2) .............................................                N.A.
      (b) ...............................................                6.07
      (c) ...............................................                2.12
317 (a)(1) ..............................................                6.08
      (a)(2).............................................                6.09
      (b) ...............................................                2.04
318 (a)..................................................               10.01
      (b).................................................                N.A.
      (c)................................................               10.01
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.


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                                                                          iii






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                                                 TABLE OF CONTENTS

                                                                                                              Page


ARTICLE 1
           Section 1.01. Definitions.............................................................................1
           Section 1.02. Other Definitions......................................................................13
           Section 1.03. Incorporation by Reference of Trust Indenture Act......................................14
           Section 1.04. Rules of Construction..................................................................14


ARTICLE 2
           Section 2.01. Form and Dating........................................................................15
           Section 2.02. Execution and Authentication...........................................................17
           Section 2.03. Registrar and Paying Agent.............................................................17
           Section 2.04. Paying Agent to Hold Money in Trust....................................................18
           Section 2.05. Holder Lists...........................................................................18
           Section 2.06. Transfer and Exchange..................................................................18
           Section 2.07. Replacement Senior Notes...............................................................27
           Section 2.08. Outstanding Senior Notes...............................................................27
           Section 2.09. Treasury Notes.........................................................................28
           Section 2.10. Temporary Senior Notes.................................................................28
           Section 2.11. Cancellation...........................................................................28
           Section 2.12. Defaulted Interest.....................................................................28


ARTICLE 3
           Section 3.01. Notices to Trustee.....................................................................29
           Section 3.02. Selection of Senior Notes to Be Redeemed...............................................29
           Section 3.03. Notice of Redemption...................................................................29
           Section 3.04. Effect of Notice of Redemption.........................................................30
           Section 3.05. Deposit of Redemption Price............................................................30
           Section 3.06. Senior Notes Redeemed in Part..........................................................31
           Section 3.07. Optional Redemption....................................................................31
           Section 3.08. Mandatory Redemption...................................................................31
           Section 3.09. Offer to Purchase by Application of Excess Proceeds....................................32


ARTICLE 4
           Section 4.01. Payment of Senior Notes................................................................34
           Section 4.02. Maintenance of Office or Agency........................................................34
           Section 4.03. Reports................................................................................35
           Section 4.04. Compliance Certificate.................................................................35
           Section 4.05. Taxes..................................................................................36
           Section 4.06. Stay, Extension and Usury Laws.........................................................36
           Section 4.07. Restricted Payments....................................................................36
           Section 4.08. Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries..............38
           Section 4.09. Incurrence of Indebtedness and Issuance of Disqualified Interests......................39
           Section 4.10. Asset Sales............................................................................40
           Section 4.11. Transactions with Affiliates...........................................................41
           Section 4.12. Liens..................................................................................41
           Section 4.13. Business Activities of Olympus Capital.................................................42
           Section 4.14. Corporate Existence....................................................................42
           Section 4.15. Offer to Repurchase Upon Change of Control.............................................43


ARTICLE 5
           Section 5.01. Merger, Consolidation, or Sale of Assets...............................................44
           Section 5.02. Successor Corporation Substituted......................................................44


ARTICLE 6
           Section 6.01. Events of Default......................................................................45
           Section 6.02. Acceleration...........................................................................46
           Section 6.03. Other Remedies.........................................................................47
           Section 6.04. Waiver of Past Defaults................................................................48
           Section 6.05. Control by Majority....................................................................48
           Section 6.06. Limitation on Suits....................................................................48
           Section 6.07. Rights of Holders of Senior Notes to Receive Payment...................................49
           Section 6.08. Collection Suit by Trustee.............................................................49
           Section 6.09. Trustee May File Proofs of Claim.......................................................49
           Section 6.10. Priorities.............................................................................49
           Section 6.11. Undertaking for Costs..................................................................50


ARTICLE 7
           Section 7.01. Duties of Trustee......................................................................50
           Section 7.02. Rights of Trustee......................................................................51
           Section 7.03. Individual Rights of Trustee...........................................................52
           Section 7.04. Trustee's Disclaimer...................................................................52
           Section 7.05. Notice of Defaults.....................................................................52
           Section 7.06. Reports by Trustee to Holders of the Senior Notes......................................52
           Section 7.07. Compensation and Indemnity.............................................................53
           Section 7.08. Replacement of Trustee.................................................................54
           Section 7.09. Successor Trustee by Merger, etc.......................................................55
           Section 7.10. Eligibility; Disqualification..........................................................55
           Section 7.11. Preferential Collection of Claims Against Company......................................55


ARTICLE 8
           Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance...............................55
           Section 8.02. Legal Defeasance and Discharge.........................................................55
           Section 8.03. Covenant Defeasance....................................................................56
           Section 8.04. Conditions to Legal or Covenant Defeasance.............................................56
           Section  8.05.  Deposited  Money  and  Government  Securities  to be  Held in  Trust;  Other
                     Miscellaneous Provisions...................................................................58
           Section 8.06. Repayment to Issuers...................................................................58
           Section 8.07. Reinstatement..........................................................................59


ARTICLE 9
           Section 9.01. Without Consent of Holders of Senior Notes.............................................59
           Section 9.02. With Consent of Holders of Senior Notes................................................60
           Section 9.03. Compliance with Trust Indenture Act....................................................61
           Section 9.04. Revocation and Effect of Consents......................................................61
           Section 9.05. Notation on or Exchange of Senior Notes................................................61


ARTICLE 10
           Section 10.01. Trust Indenture Act Controls..........................................................62
           Section 10.02. Notices...............................................................................62
           Section 10.03. Communication by Holders of Senior Notes with Other Holders of Senior Notes...........63
           Section 10.04. Certificate and Opinion as to Conditions Precedent....................................63
           Section 10.05. Statements Required in Certificate or Opinion.........................................64
           Section 10.06. Rules by Trustee and Agents...........................................................64
           Section 10.07. No Personal Liability of Directors, Officers, Employees and Stockholders..............64
           Section 10.08. Governing Law.........................................................................64
           Section 10.09. No Adverse Interpretation of Other Agreements.........................................64
           Section 10.10. Successors............................................................................65
           Section 10.11. Severability..........................................................................65
           Section 10.12. Counterpart Originals.................................................................65
           Section 10.13. Table of Contents, Headings, etc......................................................65


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                                                     EXHIBITS

Exhibit A-1        FORM OF SENIOR NOTE

Exhibit A-2        FORM OF REGULATION S TEMPORARY GLOBAL
                   NOTE

Exhibit B-1        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM U.S. GLOBAL NOTE TO REGULATION S GLOBAL NOTE

Exhibit B-2        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE OR
                   ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE

Exhibit B-3 FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM RULE 144A GLOBAL NOTE OR ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE TO ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE OR RULE 144A GLOBAL NOTE, RESPECTIVELY

Exhibit B-4        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   OF DEFINITIVE NOTES

Exhibit B-5        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM RULE 144A GLOBAL NOTE OR ACCREDITED INSTITUTIONAL
                   INVESTOR GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE TO
                   DEFINITIVE NOTE

Exhibit B-6        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM DEFINITIVE NOTE TO RULE 144A GLOBAL NOTE OR ACCREDITED
                   INSTITUTIONAL INVESTOR GLOBAL NOTE OR REGULATION S PERMANENT
                   GLOBAL NOTE


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                                                      ANNEXES

Annex A    MANAGEMENT FEE SUBORDINATION AGREEMENT

Annex B    FORM OF SUBORDINATION AGREEMENT




1. This paragraph should be included only if the Senior Note is issued in global form.


2. This should be included only if the Senior Note is issued in global form.



             INDENTURE dated as of November 12, 1996 among Olympus Communications, L.P., a Delaware limited partnership, (the "Company"), Olympus Capital Corporation, a Delaware corporation ("Olympus Capital" and, together with the Company, the "Issuers"), and Bank of Montreal Trust Company (the "Trustee").

             The Issuers and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 10_% Senior Notes due 2006 (the "Series A Senior Notes") and the 10_% Senior Notes due 2006 (the "Series B Senior Notes" and, together with the Series A Senior Notes, the "Senior Notes"):


                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01.      Definitions.

       Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

       "Accredited Institutional Investor Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Senior Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository, representing a series of Senior Notes sold to institutional accredited investors in transactions exempt from registration under the Securities Act not made in reliance on Rule 144A or Regulation S.

       "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

       "Adelphia" with respect to any securities, means Adelphia Communications Corporation, a Delaware corporation.

       "Adelphia Related Party" means any Subsidiary of Adelphia, but shall not include the Company or any Subsidiary of the Company if the Company otherwise becomes a Subsidiary of Adelphia.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

       "Agent" means any Registrar, Paying Agent or co-registrar.

       "Agent Members" means members of, or participants in, the Depository.

       "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets (including, without limitation, by way of a sale and leaseback) other than sales of inventory and other current assets in the ordinary course of business (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed in accordance with Section 4.15 and/or 5.01 hereof and not be subject to the provisions of Section 4.10 hereof, and (ii) the issue of Equity Interests of any of the Company's Restricted Subsidiaries or sale of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $1,000,000 or (b) for net proceeds in excess of $500,000. Notwithstanding the foregoing: (i) a transfer of assets by any Person to a Restricted Subsidiary of such Person, or by a Restricted Subsidiary of any Person to such Person or to another Restricted Subsidiary of such Person; (ii) an issuance of Equity Interests by a Restricted Subsidiary of any Person to such Person or to another Restricted Subsidiary of such Person; and (iii) a Restricted Payment that is permitted by Section 4.07 herein will not be deemed to be Asset Sales.

       "Applicable Procedures" means applicable procedures of the Depository, Euroclear or Cedel Bank, as the case may be.

       "Bank Facilities" means (i) that certain Revolving Credit Facility, dated as of May 12, 1995 among Adelphia Cable Partners, L.P., Southeast Florida Cable, Inc., West Boca Acquisition Limited Partnership, the lenders from time to time party thereto, and the agents thereto and (ii) that certain Amended and Restated Credit Agreement dated as of March 29, 1996 by and among Highland Video Associates, L.P., Telesat Acquisition Limited Partnership, Global Acquisition Partners, L.P., and the lenders from time to time party thereto, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith.

       "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

       "Board of Directors" means (i) the board of directors of the Managing General Partner of the Company, for so long as the Company is a partnership and
(ii) the Person or Persons performing functions for the Company similar to those performed by the board of directors of a corporation otherwise.

       "Business Day" means any day other than a Legal Holiday.

       "Capital Contributions" means (i) the sale of Equity Interests of the Company for cash proceeds or (ii) cash capital contributions to the Company.

       "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

       "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

       "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition.

       "Change of Control" means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; or (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Rigas Principals, the Rigas Related Parties, the FPL Principals or the FPL Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of all Voting Equity Interests in the Company; or (iv) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is (a) that the FPL Principals and the FPL Related Parties are the "beneficial owners" (as defined above) of Equity Interests which represent less than 20% of the aggregate distributions which would be received by the Holders of all Equity Interests upon a liquidation of the Company or (b) that the FPL Principals and the FPL Related Parties are the "beneficial owners" of Voting Equity Interests that in the aggregate have less voting power than the aggregate Voting Equity Interests for which Adelphia or the Adelphia Related Parties are the "beneficial owners".

       "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

       "Company" means Olympus Communications, L.P., a Delaware limited partnership.

       "Consolidated Annualized Cash Flow" means, with respect to any Person for any period, the product (a) the Consolidated Cash Flow of such Person for the most recently completed fiscal quarter for which internal financial statements are available, times (b) four.

       "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) the Tax Amount and the amount of other taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such amounts were deducted in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash charges were deducted in computing such Consolidated Net Income, plus (v) Management Fees to the extent that such Management Fees were deducted in computing such Consolidated Net Income, in each case, on a consolidated basis and determined in accordance with GAAP, plus (vi) the Consolidated Cash Flow of any Unrestricted Subsidiary to the extent actually paid to the Company or any Restricted Subsidiary and not otherwise included in the Company's Consolidated Cash Flow.

       "Consolidated Indebtedness" means, with respect to any Person as of any date of determination, the sum, without duplication, of (i) the total amount of Indebtedness of such Person and its Restricted Subsidiaries, plus (ii) the aggregate liquidation value of all Disqualified Interests of such Person and all preferred Equity Interests of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

       "Consolidated Interest Expense" means, with respect to any Person for any period, the sum of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the amount of consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iv) the product of (a) all dividend payments on any series of preferred Equity Interests of such Person or any of its Restricted Subsidiaries, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person (or, in the case of a Person that is a partnership or a limited liability company, the combined federal, state and local tax rate to which such Person would be subject if it were a Delaware corporation filing separate tax returns with respect to its Taxable Income), expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP; provided however, that Consolidated Interest Expense shall exclude interest expense on Indebtedness owed to an Affiliate of the Company the payment of which would constitute a Restricted Payment and which Indebtedness is subject to a Subordination Agreement.

       "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Restricted Subsidiary thereof, (ii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) the cumulative effect of a change in accounting principles shall be excluded.

       "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

       "Debt to Cash Flow Ratio" means, with respect to any Person as of any date of determination (the "Calculation Date"), the ratio of (a) the Consolidated Indebtedness of such Person as of such date to (b) the Consolidated Annualized Cash Flow of such Person for the most recent full fiscal quarter ending immediately prior to such date for which internal financial statements are available, determined on a pro forma basis after giving effect to all acquisitions or dispositions of assets made by such Person and its Restricted Subsidiaries from the beginning of such one-quarter period through and including such date of determination (including any related financing transactions) as if such acquisitions and dispositions had occurred at the beginning of such one-quarter period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by such Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the one-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (ii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or business disposed of prior to the Calculation Date, shall be excluded.

       "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

       "Definitive Notes" means Senior Notes that are in the form of the Senior Notes attached hereto as Exhibit A-1, that do not include the information called for by footnotes 1 and 2 thereof.

       "Depository" means, with respect to the Senior Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depository with respect to the Senior Notes, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

       "Disqualified Interest" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is one year after the date on which the Senior Notes mature.

       "Equity Interests" means (i)(a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (other than stock appreciation rights and similar "phantom" stock rights) and (ii) all warrants, options or other rights to acquire any of the foregoing (but excluding any debt security that is convertible into, or exchangeable for, any of the foregoing).

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exchange Offer" means the offer that may be made by the Issuers pursuant to the Registration Rights Agreement to exchange Series B Senior Notes for Series A Senior Notes.

       "Existing Indebtedness" means, Indebtedness of the Company and its Subsidiaries in existence on the date of the Indenture until such amounts are repaid.

       "FPL Group" means FPL Group, Inc., a Florida corporation.

       "FPL Principals" with respect to any securities, means FPL Group, Inc., a Florida corporation.

       "FPL Related Party" means any subsidiary of FPL Group.

       "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

       "Global Note" means, individually and collectively, the Regulation S Temporary Global Note, the Regulation S Permanent Global Note, the Accredited Institutional Investor Global Note and the Rule 144A Global Note.

       "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

       "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

       "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

       "Holder" means a Person in whose name a Definitive Note is registered on the books of the Registrar, or in whose name a beneficial interest in a Global
Note is recorded by the Trustee or the Note Custodian.

       "Indebtedness" means, with respect to any Person, without duplication, any Indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, Senior Notes or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable or representing any Hedging Obligations, if and to the extent any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any Indebtedness of any other Person; provided, however, Indebtedness shall not include (i) any Indebtedness owed to an Affiliate of the Company, the payment of interest, principal or premium thereon in cash would constitute a Restricted Payment and which is subject to a Subordination Agreement or (ii) any Indebtedness of Telesat Acquisition Limited Partnership ("Telesat"), in excess of the amount attributed to Telesat in accordance with GAAP, pursuant to that certain Amended and Restated Credit Agreement dated as of March 29, 1996 among Highland Video Associates, L.P., Telesat, Global Acquisition Partners, L.P. and the Lenders from time to time party thereto, and any refinancing thereof.

       "Indenture" means this Indenture, as amended or supplemented from time to time.

       "Initial Public Offering" means a public offering of Equity Interests of the Company registered under the Securities Act resulting in such Equity Interests becoming listed on the New York Stock Exchange, the American Stock Exchange or quoted on a Nasdaq automated quotation system.

       "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If any Person or any Restricted Subsidiary of such Person sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of such Person such that, after giving effect to any such sale or disposition, such Restricted Subsidiary is no longer a Restricted Subsidiary of the referent Person, the referent Person shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interest of such Restricted Subsidiary not sold or disposed of.

       "Investment Grade Senior Debt" means, with respect to any Person, Indebtedness of such Person which has been rated with an investment grade rating by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof) and Standard & Poor's Rating Group (or any successor to the rating agency), respectively.

       "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

       "Liquidated Damages" means all liquidated damages then owing pursuant to
Section 5 of the Registration Rights Agreement.

       "Management Fee" means any management fee or reimbursement of expenses or overhead paid by the Company or any of its Subsidiaries to Adelphia or any of its Affiliates (other than the Company and its Restricted Subsidiaries).

       "Management Fee Subordination Agreement" means an agreement to subordinate any Management Fees pursuant to an agreement substantially in the form attached as Annex A hereto.

       "Managing General Partner" means ACP Holdings, Inc., a Delaware corporation, or any successor thereto as managing general partner of the Company under the Partnership Agreement.

       "Material Agreements" means the Partnership Agreement.

       "Net Income" means, with respect to any Person, (i) the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of dividends on preferred interests, excluding, however, (a) any gain, together with any related provision for taxes or the Taxable Income on such gain, realized in connection with (1) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (2) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (b) any extraordinary or nonrecurring gain, together with any related provision for taxes on such extraordinary or nonrecurring gain, less (ii) in the case of any Person that is a partnership or a limited liability company, the Tax Amount of such Person for such period.

       "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

       "Nonrecourse Debt" means Indebtedness of an Unrestricted Subsidiary (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking or agreement to maintain a net worth or other financial well being of such Unrestricted Subsidiary), (b) is directly or indirectly liable as guarantor, or (c) constitutes the lender; and (ii) no default with respect to which would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the Equity Interests or assets of the Company or any Restricted Subsidiary (other than the Equity Interests of an Unrestricted Subsidiary).

       "Note Custodian" means custodian for the Depository of the Senior Notes in global form, or any successor entity thereto.

       "Obligations" means any principal, interest (including post-petition interest, whether or not an allowable claim), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

       "Offering" means the Offering of the Senior Notes by the Issuers.

       "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

       "Officers' Certificate" means a certificate signed on behalf of an Issuer by two Officers, who must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Managing General Partner, on behalf of the Company (or the Company, if the Company is a corporation) or Olympus Capital, as the case may be, that meets the requirements of Section 11.05 hereof.

       "Olympus Capital" means Olympus Capital Corporation, a Delaware corporation and a wholly owned Subsidiary of the Company, and any successor thereto as obligor under the Indenture and the Senior Notes.

       "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
11.05 hereof. The counsel may be an employee of or counsel to the Issuers, any Subsidiary of the Company or the Trustee.

       "Partnership Agreement" means the Second Amended and Restated Limited Partnership Agreement of the Company, dated as of February 28, 1995, by and among ACP Holdings, Inc., Cable GP, Inc., and Cable LP III, Inc., and as amended from time to time.

       "Permitted Investments" means, with respect to any Person, (i) any Investment in such Person or in a Restricted Subsidiary of such Person, (ii) any Investment in Cash Equivalents, (iii) any Investment in another Person (the "Investment Recipient") by such Person or any Restricted Subsidiary of such Person, if as a result of such Investment (a) such Investment Recipient becomes a Restricted Subsidiary of such Person or (b) such Investment Recipient is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, such Person or a Restricted Subsidiary of such Person, (iv) any Investment created as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10, (v) any Investment that is made solely with net cash proceeds of the sale or with the exchange of (other than to a Restricted Subsidiary of the Issuers) of Equity Interests (other than Disqualified Interests) of the Issuers; provided that the amount of any such net cash proceeds that are so utilized for such Investment shall be excluded from clause (c)(2) of Section 4.01 and (vi) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (vi) that are at the time outstanding, not to exceed $1.0 million.

       "Permitted Refinancing Indebtedness" means any Indebtedness of any Person or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of such Person or any of its Restricted Subsidiaries; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses and premium incurred in connection therewith), (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Indebtedness of the Issuers or any of its Restricted Subsidiaries that is contractually subordinated in right of payment to the Senior Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is expressly contractually subordinated in right of payment to the prior payment in full in cash of all Obligations with respect to, the Senior Notes on terms at least as favorable to the Holders of Senior Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded and (iv) such Indebtedness is incurred either by the Issuers or by the Person who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

       "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

       "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 12, 1996, by and among the Issuers and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

       "Regulation S" means Regulation S promulgated under the Securities Act.

       "Regulation S Global Note" means the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as applicable.

       "Regulation S Permanent Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Senior Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository or its nominee, representing a series of Senior Notes sold in reliance on Regulation S.

       "Regulation S Temporary Global Note" means a single temporary global note in the form of the Senior Note attached hereto as Exhibit A-2 that is deposited with and registered in the name of the Depository, representing a series of Senior Notes sold in reliance on Regulation S.

       "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

       "Restricted Investment" means an Investment other than a Permitted Investment.

       "Restricted Subsidiary" means with respect to any Person, any Subsidiary of that Person that has not been designated an "Unrestricted Subsidiary" under the Indenture.

       "Rigas Principals" with respect to any securities, means (i) John J. Rigas, any descendant of John J. Rigas and any of their respective spouses, (ii) any estate of any person under clause (i) with respect to any such securities within such estate, (iii) any person who receives such securities from any estate under clause (ii) to the extent of such securities, (iv) any executor, personal administrator or trustee who holds such securities for the benefit of, or as fiduciary for, any Person under clauses (i), (ii) or (iii) to the extent of such securities.

       "Rigas Related Party" means (i) any corporation, partnership, limited liability company, business trust or other entity, for which no one Person beneficially owns Voting Equity Interests in such corporation, partnership, limited liability company, business trust or other entity greater than all of the Rigas Principals (taken in the aggregate) or (ii) any charitable foundation or organization a majority of the directors of which are Rigas Principals.

       "Rule 144A" means Rule 144A promulgated under the Securities Act.

       "Rule 144A Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Senior Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository, representing a series of Senior Notes sold in reliance on Rule 144A.

       "SEC" means the Securities and Exchange Commission.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Senior Notes" means the Series A Senior Notes and the Series B Senior Notes.

       "Series A Senior Notes" means the 10_% Senior Notes due 2006 issued pursuant to this Indenture.

       "Series B Senior Notes" means the 10_% Senior Notes due 2006 to be issued pursuant to this Indenture in the Exchange Offer.

       "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof.

       "Subordination Agreement" means a subordination agreement substantially in the form attached as Annex B hereto.

       "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

       "Tax Amount" means, with respect to any Person for any period, the combined federal, state and local taxes that would be paid by such Person if it were a Delaware corporation filing separate tax returns with respect to its Taxable Income for such Period; provided, however, that in determining the Tax Amount, the effect thereon of any net operating loss carryforwards or other carryforwards or tax attributes, such as alterative minimum tax carryforwards, that would have arisen if such Person were a Delaware corporation shall be taken into account. Notwithstanding anything to the contrary, Tax Amount shall not include taxes resulting from such Person's reorganization as, or change in status to, a corporation.

       "Taxable Income" means, with respect to any Person for any period, the taxable income or loss of such Person for such period for federal income tax purposes; provided, that (i) all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss, (ii) any basis adjustment made in connection with an election under Section 754 of the Code shall be disregarded and (iii) such taxable income shall be increased or such taxable loss shall be decreased by the amount of any interest expense incurred by such Person that is not treated as deductible for federal income tax purposes by a partner or member of such Person.

       "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

       "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.06 hereof.

       "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

       "Unrestricted Subsidiary" means any Subsidiary, other than Adelphia Cable Partners Limited Partnership, that is designated an Unrestricted Subsidiary in accordance with the terms of the Indenture.

       "Voting Equity Interests" means, (i) with respect to the Issuers while it is a partnership, any Equity Interests in the Issuers entitled to consent or vote on any matter under the Partnership Agreement that is not in the discretion of the Managing General Partner thereof, and (ii) with respect to any other Person or the Issuers if it is not a partnership, Equity Interests of that Person that is ordinarily entitled to have the voting power to elect the Board of Directors of that Person, whether at all times or only so long as no senior class of securities has voting power by reason of a contingency.

Section 1.02.      Other Definitions.                               Defined in
                     Term                                             Section

"Accredited Investors"..........................................         2.01
"Affiliate Transaction".........................................         4.11
"Asset Sale"....................................................         4.10
"Asset Sale Offer"..............................................         3.09
"Cedel Bank"....................................................         2.01
"Change of Control Offer".......................................         4.15
"Change of Control Payment".....................................         4.15
"Change of Control Payment Date"................................         4.15
"Covenant Defeasance"...........................................         8.03
"DTC"...........................................................         2.03
"Euroclear".....................................................         2.01
"Event of Default"..............................................         6.01
"Excess Proceeds"...............................................         4.10
"incur".........................................................         4.09
"Legal Defeasance" .............................................         8.02
"Offer Amount"..................................................         3.09
"Offer Period"..................................................         3.09
"Paying Agent"..................................................         2.03
"Payment Default"...............................................         6.01
"Purchase Date".................................................         3.09
"QIB" ..........................................................         2.01
"Registrar".....................................................         2.03
"Restricted Payments"...........................................         4.07
"U.S. Global Notes".............................................         2.01


Section 1.03.      Incorporation by Reference of Trust Indenture Act.

             Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

             The following TIA terms used in this Indenture have the following meanings:

             "indenture securities" means the Senior Notes;

             "indenture security Holder" means a Holder of a Senior Note;

             "indenture to be qualified" means this Indenture;

             "indenture trustee" or "institutional trustee" means the Trustee;

             "obligor" on the Senior Notes means the Issuers and any successor obligors upon the Senior Notes.

             All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.      Rules of Construction.

             Unless the context otherwise requires:

             (1)   a term has the meaning assigned to it;

             (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

             (3)   "or" is not exclusive;

             (4) words in the singular include the plural, and in the plural include the singular;

             (5)   provisions apply to successive events and transactions; and

             (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.


                                    ARTICLE 2
                                THE SENIOR NOTES

Section 2.01.      Form and Dating.

             The Senior Notes and the Trustee's certificate of authentication shall be substantially in the form of (i) in the case of the Senior Notes other than a Regulation S Temporary Global Note, Exhibit A-1 attached hereto and (ii) in the case of a Regulation S Temporary Global Note, Exhibit A-2 attached hereto. The Senior Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Senior Note shall be dated the date of its authentication. The Senior Notes shall be in denominations of $1,000 and integral multiples thereof (subject to a minimum initial purchase requirement of $100,000 for Senior Notes sold other than in reliance on Rule 144A or Regulation
S).

             The terms and provisions contained in the Senior Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

             (a) Global Notes. Senior Notes offered and sold to (i) qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A and (ii) institutional accredited investors as defined in Rule 501 (a)(1), (2),
(3) or (7) under the Securities Act ("Accredited Investors") who are not QIBs, shall be issued initially in the form of Rule 144A Global Notes and Accredited Institutional Investor Global Notes (collectively, the "U.S. Global Notes"), respectively, which shall be deposited on behalf of the purchasers of the Senior Notes represented thereby with the Depository at its New York office, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

             Senior Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Senior Notes represented thereby with the Trustee, at its New York office, as custodian for the Depository, and registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank, S.A. ("Cedel Bank"), duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depository, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a U.S. Global Note, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from each of the Issuers. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

             Each Global Note shall represent such of the outstanding Senior Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Senior Notes from time to time endorsed thereon and that the aggregate amount of outstanding Senior Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Senior Notes represented thereby shall be made by the Trustee or the Note Custodian (as hereinafter defined), at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.06 hereof.

             The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel Bank shall be applicable to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by the Agent Members through Euroclear or Cedel Bank.

             Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depository or to a successor of the Depository or its nominee.

             (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to U.S. Global Notes and the Regulation S Permanent Global Notes deposited with or on behalf of the Depository.

             The Issuers shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depository or the nominee of the Depository and
(ii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Note Custodian.

             Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depository or by the Note Custodian or under such Global Note, and the Depository may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

             (c) Definitive Notes. Senior Notes issued in certificated form shall be substantially in the form of Exhibit A-1 attached hereto (but without including the text referred to in footnotes 1 and 2 thereto).

Section 2.02.      Execution and Authentication.

             An Officer of the Managing General Partner, on behalf of the Company (or the Company if the Company is a corporation), and Olympus Capital shall sign the Senior Notes for the Issuers by manual or facsimile signature. The Company's seal shall be reproduced on the Senior Notes and may be in facsimile form.

             If an Officer whose signature is on a Senior Note no longer holds that office at the time a Senior Note is authenticated, the Senior Note shall nevertheless be valid.

             A Senior Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Senior Note has been authenticated under this Indenture.

             The Trustee shall, upon a written order of the Issuers signed by an Officer of the Managing General Partner on behalf of the Company (or the Company if the Company is a corporation) and Olympus Capital, authenticate Series A Senior Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Senior Notes, in the case of Series A Senior Notes other than a Regulation S Temporary Global Note, and the second paragraph of the Senior Notes, in the case of a Regulation S Temporary Global Note. The Trustee shall, upon a written order of the Issuers signed by an Officer of the Managing General Partner on behalf of the Company for the Company if the Company is a corporation) and Olympus Capital, authenticate Series B Senior Notes for original issue up to the aggregate principal amount of Series A Senior Notes exchanged in the Exchange Offer or otherwise exchanged for Series A Senior Notes pursuant to the terms of the Registration Rights Agreement. The aggregate principal amount of Senior Notes outstanding at any time may not exceed such amounts except as provided in Section 2.07 hereof.

             The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Senior Notes. An authenticating agent may authenticate Senior Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Issuers.

Section 2.03.      Registrar and Paying Agent.

             The Issuers shall maintain an office or agency where Senior Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Senior Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Senior Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

             The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depository with respect to the Global Notes.

             The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent respect to the Global Notes.

Section 2.04.      Paying Agent to Hold Money in Trust.

             The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Senior Notes, and will notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Senior Notes.

Section 2.05.      Holder Lists.

             The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Senior Notes and the Issuers shall otherwise comply with TIA ss. 312(a).

Section 2.06.      Transfer and Exchange.

             (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

                (i) U.S. Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a U.S. Global Note deposited with the Depository (or the Note Custodian) wishes to transfer its interest in such U.S. Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the applicable U.S. Global Note (e.g., the Rule 144A Global Note or the Accredited Institutional Investor Global Note) to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and the Euroclear or Cedel Bank account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable U.S. Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the U.S. Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the applicable U.S. Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the U.S. Global Note that is being exchanged or transferred.

               (ii) Regulation S Global Note to U.S. Global Note. If, at any time, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depository or with the Note Custodian wishes to transfer its interest in such Regulation S Global Note to (1) a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note or (2) a Person who is required or permitted to take delivery thereof in the form of an interest in an Accredited Institutional Investor Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note or an Accredited Institutional Investor Global Note, as applicable, as provided in this Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel Bank, if applicable, and the Depository, directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase,
                         (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and (3) a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating
                         (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuers and to the Trustee, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.

              (iii) Rule 144A Global Note to Accredited Institutional Investor Global Note; Accredited Institutional Investor Global Note to Rule 144A Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depository or with the Note Custodian wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in an Accredited Institutional Investor Global Note or an owner of an Accredited Institutional Investor Global Note wishes to transfer its interest in such Accredited Institutional Investor Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note or an Accredited Institutional Investor Global Note, as applicable, as provided in this Section 2.06(a)(iii). Upon receipt by the Trustee of (1) instructions from the Depository, directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, equal to the beneficial interest in the Rule 144A Global Note or Accredited Institutional Investor Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and
                         (3) a certificate in the form of Exhibit B-3 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in an Accredited Institutional Investor Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuers and to the Trustee, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of such Rule 144A Global Note or Accredited Institutional Investor Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note or Accredited Institutional Investor Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note or the Accredited Institutional Investor Global Note, as applicable, equal to the reduction in the aggregate principal amount at maturity of such Rule 144A Global Note or the Accredited Institutional Investor Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Rule 144A Global Note or the Accredited Institutional Investor Global Note that is being transferred.

             (b) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request:

                   (x)   to register the transfer of the Definitive Notes; or

                   (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

                         (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

                         (ii) in the case of a Definitive Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                               (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); or

                               (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); or

                               (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Issuers and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

             (c) Transfer of a Beneficial Interest in a Global Note for a Definitive Note.

                   (i) Any Person having a beneficial interest in a Global Note (other than a Regulation S Temporary Global Note) may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository (or Euroclear or Cedel Bank, as applicable), from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                               (A)    if such beneficial interest is being
                                      transferred to the Person designated by
                                      the Depository as being the beneficial
                                      owner, a certification to that effect from such Person (in substantially the form of Exhibit B-5 hereto); or

                               (B)    if such beneficial interest is being
                                      transferred to a QIB in accordance with
                                      Rule 144A under the Securities Act or
                                      pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-5 hereto); or

                               (C)    if such beneficial interest is being
                                      transferred in reliance on another
                                      exemption from the registration
                                      requirements of the Securities Act, a
                                      certification to that effect from the
                                      transferor (in substantially the form of Exhibit B-5 hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Issuers and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Company shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive
                         Note in the appropriate principal amount.

                   (ii) Definitive Notes issued in exchange for a beneficial interest in a Global Note (other than a Regulation S Temporary Global Note) pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Senior Notes are so registered.

             (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

             (e) Transfer and Exchange of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except, subject to the Applicable Procedures, upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                   (i) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B-6 hereto);

                   (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-6 hereto); or

                   (iii) if such beneficial interest is being transferred in
                         reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-6 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Issuers and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Trustee shall cancel such Definitive Note in accordance with Section 2.11 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Note Custodian, the aggregate principal amount of Senior Notes represented by the applicable Global Note (e.g., the Rule 144A Global Note, the Accredited Institutional Investor Global Note or the Regulation S Permanent Global Note, as the case may be) to be increased accordingly. If none of the applicable Global Notes are then outstanding, the Issuers shall execute and the Trustee shall authenticate a new applicable Global Note in the appropriate principal amount.

             (f) Authentication of Definitive Notes in Absence of Depository. If at any time:

                   (i) the Depository for the Senior Notes notifies the Issuers that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Issuers within 90 days after delivery of such notice; or

                   (ii) the Issuers at their sole discretion, notify the Trustee in writing that they elect to cause the issuance of Definitive Notes under this Indenture,

then the Issuers shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

             (g)   Legends.

                   (i) Except as permitted by the following paragraphs (ii) and (iii), each Senior Note certificate evidencing Global Notes and Definitive Notes (and all Senior Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

                         THE SENIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
                         (A) BY THE PURCHASER (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE OR TO INSTITUTIONAL ACCREDITED INVESTORS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                   (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                         (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in
                               (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring holder substantially in the form of Exhibit B-4 hereto, and;

                         (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made
                               pursuant  to  Rule  144  (such   certification
                               to be substantially in the form of Exhibit B-4 hereto).

              (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Issuers and the Registrar in form and substance reasonably acceptable to the Issuers and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                         (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in
                               (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                         (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of
                               Section 2.06(a) and (b) hereof.

                   (iv) Notwithstanding the foregoing, upon consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuers shall issue and, upon receipt of an authentication order in accordance with
                         Section 2.02 hereof, the Trustee shall authenticate Series B Senior Notes in exchange for Series A Senior Notes accepted for exchange in the Exchange Offer, which Series B Senior Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Series B Senior Notes, in each case unless the Holder of such Series A Senior Notes is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Senior Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Issuers.

             (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global
Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Senior Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

             (i)   General Provisions Relating to Transfers and Exchanges.

                         (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request.

                         (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.07, 4.10, 4.15 and 9.05 hereto).

                         (iii) The Registrar shall not be required to register
                               the transfer of or exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

                         (iv) All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

                         (v)   The Issuers shall not be required:

                               (A) to issue, to register the transfer of or to exchange Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section
                                      3.02 hereof and ending at the close of
                                      business on the day of selection; or

                               (B) to register the transfer of or to exchange any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part; or

                               (C) to register the transfer of or to exchange a Senior Note between a record date and the next succeeding interest payment date.

                         (vi) Prior to due presentment for the registration of a transfer of any Senior Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of and interest on such Senior Notes, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary.

                         (vii) The Trustee shall authenticate Definitive Notes and Global Notes in accordance with the provisions of Section 2.02 hereof.

Section 2.07.      Replacement Senior Notes.

             If any mutilated Senior Note is surrendered to the Trustee, or the Issuers and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Senior Note, the Issuers shall issue and the Trustee shall authenticate a replacement if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Senior Note is replaced. The Issuers may charge for any expenses in replacing a Senior Note.

             Every replacement Senior Note is an additional obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Senior Notes duly issued hereunder.

Section 2.08.      Outstanding Senior Notes.

             The Senior Notes outstanding at any time are all the Senior Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Senior Note does not cease to be outstanding because an Issuer or an Affiliate of an Issuer holds the Senior Note.

             If a Senior Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Senior Note is held by a bona fide purchaser.

             If the principal amount of any Senior Note is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

             If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Senior Notes payable on that date, then on and after that date such Senior Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09.      Treasury Notes.

             In determining whether the Holders of the required principal amount of Senior Notes have concurred in any direction, waiver or consent, Senior Notes owned by an Issuer or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Senior Notes that a Trustee knows are so owned shall be so disregarded.

Section 2.10.      Temporary Senior Notes.

             Until definitive Senior Notes are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Senior Notes upon a written order of the Issuers signed by an Officer of the Managing General Partner on behalf of the Company (or the Company if the Company is a corporation) and of Olympus Capital. Temporary Senior Notes shall be substantially in the form of definitive Senior Notes but may have variations that the Company considers appropriate for temporary Senior Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Senior Notes in exchange for temporary Senior Notes.

             Holders of temporary Senior Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11.      Cancellation.

             The Company at any time may deliver Senior Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Senior Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Senior Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of cancelled Senior Notes (subject to the record retention requirement of the Exchange Act in accordance with its standard disposition policies in effect from time to time). Certification of the destruction of all cancelled Senior Notes shall be delivered to the Issuers. The Issuers may not issue new Senior Notes to replace Senior Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12.      Defaulted Interest.

             If the Issuers default in a payment of interest on the Senior Notes, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Senior Notes and in Section 4.01 hereof. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Senior Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.


                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

Section 3.01.      Notices to Trustee.

             If the Company elects to redeem Senior Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Senior Notes to be redeemed and (iv) the redemption price.

Section 3.02.      Selection of Senior Notes to Be Redeemed.

             If less than all of the Senior Notes are to be redeemed at any time, the Trustee shall select the Senior Notes to be redeemed among the Holders of the Senior Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Senior Notes are listed or, if the Senior Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Senior Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Senior Notes not previously called for redemption.

             The Trustee shall promptly notify the Company in writing of the Senior Notes selected for redemption and, in the case of any Senior Note selected for partial redemption, the principal amount thereof to be redeemed. Senior Notes and portions of Senior Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Senior Notes of a Holder are to be redeemed, the entire outstanding amount of Senior Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Senior Notes called for redemption also apply to portions of Senior Notes called for redemption.

Section 3.03.      Notice of Redemption.

             Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Senior Notes are to be redeemed at its registered address.

             The notice shall identify the Senior Notes to be redeemed and shall state:

             (a)   the redemption date;

             (b)   the redemption price;

             (c) if any Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the redemption date upon surrender of such Senior Note, a new Senior Note or Senior Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Senior Note;

             (d)   the name and address of the Paying Agent;

             (e) that Senior Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

             (f) that, unless the Company defaults in making such redemption payment, interest on Senior Notes called for redemption ceases to accrue on and after the redemption date;

             (g) the paragraph of the Senior Notes and/or Section of this Indenture pursuant to which the Senior Notes called for redemption are being redeemed; and

             (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Senior Notes.

             At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.      Effect of Notice of Redemption.

             Once notice of redemption is mailed in accordance with Section 3.03 hereof, Senior Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05.      Deposit of Redemption Price.

             One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Senior Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest and Liquidated Damages, if any, on, all Senior Notes to be redeemed.

             If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Senior Notes or the portions of Senior Notes called for redemption. If a Senior Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Senior Note was registered at the close of business on such record date. If any Senior Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Senior Notes and in Section 4.01 hereof.

Section 3.06.      Senior Notes Redeemed in Part.

             Upon surrender of a Senior Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Senior Note equal in principal amount to the unredeemed portion of the Senior Note surrendered.

Section 3.07.      Optional Redemption.

             (a) Except as set forth in clause (b) of this Section 3.07, the Company shall not have the option to redeem the Senior Notes pursuant to this
Section 3.07 prior to November 15, 2001. Thereafter, the Company shall have the option to redeem the Senior Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on November 15 of the years indicated below:

   Year                                                             Percentage

   2001........................................................      105.3125%
   2002........................................................      103.5417%
   2003........................................................      101.7708%
   2004 and thereafter.........................................      100.0000%

             (b) Notwithstanding the provisions of clause (a) of this Section 3.07, at any time during the first 36 months after the date of the Offering Circular, the Company may redeem up to an aggregate of $70 million in principal amount of Senior Notes at a redemption price of 110.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of an Initial Public Offering of Equity Interests in the Company; provided that at least $130 million in aggregate principal amount of the Senior Notes remain outstanding immediately after the occurrence of such redemption, and provided, further that such redemption occurs within 30 days of the date of the closing of such Initial Public Offering.

             (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

Section 3.08.      Mandatory Redemption.

             Except as set forth under Sections 4.10 and 4.15 hereof, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.

Section 3.09.      Offer to Purchase by Application of Excess Proceeds.

             In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Senior Notes (an "Asset Sale Offer"), it shall follow the procedures specified below.

             The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Senior Notes required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Senior Notes tendered in response to the Asset Sale Offer. Payment for any Senior Notes so purchased shall be made in the same manner as interest payments are made.

             If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name a Senior
Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Senior Notes pursuant to the Asset Sale Offer.

             Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Senior Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

                   (a) that the Asset Sale Offer is being made pursuant to this
Section 3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

                   (b)   the Offer Amount, the purchase price and the Purchase
      Date;

                   (c) that any Senior Note not tendered or accepted for payment shall continue to accrue interest;

                   (d) that, unless the Company defaults in making such payment, any Senior Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                   (e) that Holders electing to have a Senior Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Senior Note purchased and may not elect to have only a portion of such Senior Note purchased;

                   (f) that Holders electing to have a Senior Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Senior Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Senior Note completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

                   (g) that Holders shall be entitled to withdraw their election if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Senior Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Senior Note purchased;

                   (h) that, if the aggregate principal amount of Senior Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Senior Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Senior Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                   (i) that Holders whose Senior Notes were purchased only in part shall be issued new Senior Notes equal in principal amount to the unpurchased portion of the Senior Notes surrendered (or transferred by book-entry transfer).

             On the Purchase Date for any Offer, the Company shall (i) accept for payment the maximum principal amount of Senior Notes tendered pursuant to such Offer than can be purchased out of Excess Proceeds from such Asset Sales,
(ii) deposit with the Paying Agent the aggregate purchase price of all Senior Notes accepted for payment and any accrued and unpaid interest and Liquidated Damages, if any, on such Senior Notes as of the Purchase Date, and (iii) deliver or cause to be delivered to the Trustee all Senior Notes tendered pursuant to the Offer. If less than all Senior Notes tendered pursuant to any Offer are accepted for payment by the Company for any reason, selection of the Senior Notes to be purchased by the Trustee will be in compliance with the requirements of the principal national securities exchange, if any, on which the Senior Notes are listed or, if the Senior Notes are not so listed, by lot or by such method as the Trustee shall deem fair and appropriate; provided that Senior Notes accepted for payment in part shall only be purchased in integral multiples of $1,000. The Paying Agent will promptly mail to each Holder of Senior Notes accepted for payment an amount equal to the purchase price for such Senior Notes plus any accrued and unpaid interest and Liquidated Damages thereon, if any, and the Trustee will promptly authenticate and mail to such Holder of Senior Notes accepted for payment in part a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes, and any Senior Note not accepted for payment in whole or in part shall be promptly returned to the Holder of such Senior Note. On and after a Purchase Date, interest will cease to accrue on the Senior Notes accepted for payment. The Company shall announce the results of the Offer to Holders of the Senior Notes on or as soon as practicable after the Purchase Date.

             Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.


                                    ARTICLE 4
                                    COVENANTS

Section 4.01.      Payment of Senior Notes.

             The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Senior Notes on the dates and in the manner provided in the Senior Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

             The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Senior Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02.      Maintenance of Office or Agency.

             The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Senior Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

             The Company may also from time to time designate one or more other offices or agencies where the Senior Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

             The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03.      Reports.

             (a) Whether or not required by the rules and regulations of the SEC, so long as any Senior Notes are outstanding, the Company shall furnish to the Holders and to the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information with the SEC for public availability (unless the SEC will not accept such a filing) and shall promptly make such information available to all securities analysts and prospective investors who request it in writing. The Company shall at all times comply with TIA ss. 314(a).

             (b) For so long as any Transfer Restricted Securities remain outstanding, the Issuers shall furnish to all Holders and prospective purchasers of the Senior Notes designated by the Holders of Transfer Restricted Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04.      Compliance Certificate.

             (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Senior Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. Such Officers' Certificate will also contain a statement with respect to all Restricted Payments made and transactions with Affiliates enforced into.

             (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

             (c) The Company shall, so long as any of the Senior Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05.      Taxes.

             The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Senior Notes.

Section 4.06.      Stay, Extension and Usury Laws.

             The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07.      Restricted Payments.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Company's Equity Interests or to the direct or indirect holders of the Company's Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Interests) of the Company); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company or other Affiliate of the Company that is not a Restricted Subsidiary; (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is pari passu with or is subordinated to the Senior Notes (other than Senior Notes);
(iv) make any payment to Adelphia or any of its Affiliates (excluding the Company and its Restricted Subsidiaries) in respect of Management Fees; (v) make any principal, premium or interest payment on, or purchase, redeem, defease or otherwise acquire or retire for value any of the "Senior Debt" under the Partnership Agreement or any Indebtedness of the Company or any of its Restricted Subsidiaries that is held by Adelphia, FPL Group or any Affiliate or
(vi) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (vi) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

             (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

             (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of Section 4.09 hereof; and

             (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made after June 30, 1996 (excluding Restricted Payments permitted by clauses (ii), (iii), (iv) and
       (v) of the next succeeding paragraph), shall not exceed, at the date of determination, the sum of (1) an amount, if positive (otherwise, zero), equal to the Company's Consolidated Cash Flow from June 30, 1996 to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, less the product of 1.4 times the Company's Consolidated Interest Expense from June 30, 1996 to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, plus (2) 100% of the aggregate amount of Capital Contributions received by the Company after June 30, 1996 (other than from (i) sales of Disqualified Interests, and
       (ii) Equity Interests sold to any of the Company's Subsidiaries) plus (3) 100% of the aggregate net cash proceeds received by the Company from the issuance or sale since the date of the Indenture of debt securities or Disqualified Interests of the Company issued after the date of the Indenture that have been converted into Equity Interests of the Company (other than Equity Interests (or convertible debt securities) sold to a Subsidiary of the Company, and other than Disqualified Interests or debt securities that have been converted into Disqualified Interests) plus
       (iv) to the extent that any Restricted Investment that was made by the Company after the date of the Indenture is sold by the Company for cash or otherwise liquidated or repaid for cash, the amount of such cash received (less the cost of disposition, if any).

             The foregoing provisions will not prohibit: (i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Interests); provided, that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(2) of the preceding paragraph; (iii) the defeasance, redemption or repurchase of subordinated Indebtedness with the net cash proceeds, from or in exchange for, an incurrence of Permitted Refinancing Indebtedness or the substantially concurrent issuance (other than to a Restricted Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Interests); provided, that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(2) of the preceding paragraph; (iv) the payment of Management Fees to Adelphia in an amount not to exceed the amount permitted to be paid under the terms of the Partnership Agreement in effect on the Issuance Date or (v) Restricted Investment not otherwise permitted by this Section 4.07 not to exceed $10 million in the aggregate; provided that, Restricted Payments under clauses
(iv) and (v) shall be permitted only if no Default or Event of Default has occurred and is continuing.

             The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if (i) after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing, (ii) such Subsidiary after such designation does not have any Indebtedness other than Non-recourse Debt and (iii) after giving effect to such designation, the Company could incur $1.00 of Indebtedness pursuant to Section 4.09. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under the first paragraph of this Section. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the greater of (a) the net book value of such Investments at the time of designation and (b) the fair market value of such Investments at the time of such designation. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

             The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Subsidiary and that following such designation, no Default or Event of Default shall have occurred and be continuing.

             The amount of all Restricted Payments (other than cash) shall be the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

             In each quarterly or annual report to the Trustee, the Company shall deliver to the Trustee an Officers' Certificate stating the amounts of all Restricted Payments during the applicable prior period, and whether such Restricted Payments were permitted and setting forth the basis upon which the calculations required by Section 4.07 were computed, which calculations maybe based upon the Company's latest available financial statements.

Section 4.08. Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a)(i) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (A) on its Equity Interests or
(B) with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (b) make loans or advances to the Company or any of its Restricted Subsidiaries or (c) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) provisions in instruments governing Indebtedness permitted to be incurred under this Indenture, provided that such provisions are, in the reasonable judgment of the Company, no more restrictive than similar provisions in debt or credit instruments then available to other companies in a similar line of business with a comparable credit risk,
(ii) the Indenture, the Senior Notes and the instruments or agreements governing the Existing Indebtedness, (iii) applicable law, (iv) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, or (v) the partnership agreements of the Restricted Subsidiaries as in effect on the date of the Indenture.

Section 4.09.      Incurrence of Indebtedness and Issuance of Disqualified
Interests

       The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and the Company will not issue any Disqualified Interests and will not permit any of its Restricted Subsidiaries to issue any Disqualified Interests; provided, however, that the Company or its Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) or issue Disqualified Interests if the Company's Debt to Cash Flow Ratio at the time of such incurrence of Indebtedness, after giving pro forma effect to such incurrence or issuance as of such date and to the use of proceeds therefrom as if the same had occurred at the beginning of the most recently ended fiscal quarter period of the Company for which internal financial statements are available, would have been no greater than 7.0 to 1.0 for any Indebtedness incurred on or prior to November 15, 1998 and 6.5 to 1.0 for any Indebtedness incurred thereafter.

       The foregoing limitations shall not apply to:

          (a) the incurrence by the Company of Indebtedness represented by the Senior Notes;

          (b) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness that was permitted by the first paragraph of this Section 4.09 or clauses (a), (b) or (c) herein;

          (c) the incurrence by the Company and its Restricted Subsidiaries of the Existing Indebtedness;

          (d) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company or any of its Restricted Subsidiaries; provided, however, that (a) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly contractually subordinated in right of payment to the prior payment in full in cash of all Obligations with respect to the Senior Notes and, (b)(1) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be;

          (e) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness of such Person that is permitted by the terms of the Indenture to be outstanding;

          (f) the incurrence of Indebtedness by the Company or any Restricted Subsidiary of Indebtedness (in addition to Indebtedness otherwise permitted by this section) in an aggregate principal amount at any time outstanding under this clause (f) not to exceed $10.0 million; and

          (g) the incurrence of Nonrecourse Debt by any Unrestricted Subsidiary of the Company; provided, however, that if any such Indebtedness remains outstanding but ceases to be Nonrecourse Debt of an Unrestricted Subsidiary, such event shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary.

       If any Management Fees are not paid, the Company may defer and accrue such Management Fees provided that, (i) all such Management Fees deferred or paid for any period do not exceed the amount permitted to be paid under Section
4.07 for such period and (ii) any such deferred Management Fees are subject to a Management Fee Subordination Agreement that is in full force and effect and not being contested by any Person.

       If the Company or any Restricted Subsidiary shall have any Indebtedness outstanding that is owed to Adelphia, FPL Group or any of their Affiliates (other than the Company or any Restricted Subsidiary), then such Indebtedness shall be subject to a Subordination Agreement that is in full force and effect and not being contest by any Person.





Section 4.10.      Asset Sales.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to: (i) sell, lease, convey or otherwise dispose of any assets (including, without limitation, by way of a sale-and-leaseback) other than sales of inventory and other current assets in the ordinary course of business (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole shall be governed by the provisions of Sections 4.15 and 5.01 hereof), or (ii) the issue of Equity Interests of any of the Company's Restricted Subsidiaries or sale of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (i) or (ii) above, whether in a single transaction or a series of related transactions, (a) that have a fair market value in excess of $1,000,000 or (b) for net proceeds in excess of $500,000 (each of the foregoing, an "Asset Sale").

             Notwithstanding the foregoing: (i) a transfer of assets by any Person to a Restricted Subsidiary of such Person, or by a Restricted Subsidiary of any Person to such Person or to another Restricted Subsidiary of such Person;
(ii) an issuance of Equity Interests by a Restricted Subsidiary of any Person to such Person or to another Restricted Subsidiary of such Person; and (iii) a Restricted Payment that is permitted by the Section 4.07 will not be deemed to be Asset Sales.

             Within 180 days after the receipt of any Net Proceeds from an Asset Sale, the Company or such Restricted Subsidiary, as the case may be, may apply such Net Proceeds from such Asset Sale, at its option, either, (i) reduce Indebtedness (and to correspondingly reduce commitments with respect to any revolving credit facility) such that the Debt to Cash Flow Ratio after such Asset Sale is lower than before such Asset Sale or (ii) to acquire, or cause a Restricted Subsidiary to acquire, assets useful to its business. Any Net Proceeds from such Asset Sale, other than Equity Interests or debt securities issued by a Person which has Investment Grade Senior Debt) that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." Within five days of each date on which the aggregate amount of Excess Proceeds exceeds $5 million, the Company shall commence a pro rata Asset Sale Offer pursuant to Section 3.09 hereof to purchase the maximum principal amount of Senior Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof on the date fixed for the closing of such offer plus accrued and unpaid interest and Liquidated Damages, if any, thereon as of the date of purchase in accordance with the procedures set forth in Section 3.09 hereof. To the extent that the aggregate amount of Senior Notes tendered pursuant to an Asset Sale Offer is less than the amount that may be purchased from Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. Upon completion of such offer to purchase, the amount of Excess Proceeds will be deemed to be reset at zero.

Section 4.11.      Transactions with Affiliates.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is on terms that are no less favorable to the Company, or the relevant Restricted Subsidiary, as the case may be, than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary, as the case may be, with an unrelated Person and (b) the Company delivers to the Trustee with its regular quarterly or annual reports (i) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate consideration in excess of $2 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors, if any, and (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate consideration in excess of $25 million, an opinion as to the fairness to Holders of such Affiliate Transaction from a financial point of view issued by a nationally recognized investment banking, accounting or appraisal firm experienced in the appraisal or similar review of similar types of transactions; provided, however, that (i) transactions in the ordinary course of business with customers and suppliers,
(ii) transactions effected in accordance with the provisions of any of the Material Agreements pursuant to the terms thereof, as amended from time to time, provided that such terms are not economically more favorable to the Affiliate than the terms in effect on the date of this Indenture, (iii) any employment agreement entered into by the Company or any of its Restricted Subsidiaries, in the ordinary course of business and consistent with the past practice of the Company or such Subsidiary, (iv) transactions between or among the Company and/or its Restricted Subsidiaries and (v) Restricted Payments and Permitted Investments that are permitted by Section 4.07 in each case, shall not be deemed Affiliate Transactions.

Section 4.12.      Liens.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Indebtedness on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom to secure Indebtedness, except (i) Liens on assets of Subsidiaries (other than Olympus Capital) to secure Indebtedness permitted to be incurred by the Indenture, other than Indebtedness owed to an Affiliate of the Company, (ii) Liens on assets of Subsidiaries to secure Indebtedness under the Bank Credit Facilities, provided that, the principal amount of such Indebtedness is not greater than the maximum principal amount of Indebtedness permitted to be incurred under the Bank Credit Facilities as of the date of this Indenture or permitted incurred under this Indenture and (iii) Liens on assets of the Company to secure Indebtedness to be incurred by the Indenture, other than Indebtedness owed to an Affiliate of the Company, provided, that the Senior Notes are equally and ratably secured with such Indebtedness.

Section 4.13.      Business Activities of Olympus Capital.

       Olympus Capital shall not engage in any business other than in connection with its acting as an Issuer of the Senior Notes, and Olympus Capital shall not have any investments or any Subsidiaries.

Section 4.14.      Corporate Existence.

             Subject to Article 5 hereof, each Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its partnership or corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of such Issuer or any such Subsidiary and (ii) their rights (charter and statutory), licenses and franchises; provided, however, that the Issuers shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors of each of the Managing General Partner, on behalf of the Company (or the Company, if the Company is a corporation), and Olympus Capital shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and their Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Senior Notes.

Section 4.15.      Offer to Repurchase Upon Change of Control.

             (a) Upon the occurrence of a Change of Control, the Company shall make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and stating: (1) that the Change of Control Offer is being made pursuant to this
Section 4.15 and that all Senior Notes tendered will be accepted for payment;
(2) the purchase price and the purchase date, which shall be no later than 30 business days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any Senior Note not tendered will continue to accrue interest; (4) that, unless the Company defaults in the payment of the Change of Control Payment, all Senior Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (5) that Holders electing to have any Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender the Senior Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Senior Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Senior Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Senior Notes purchased; and (7) that Holders whose Senior Notes are being purchased only in part will be issued new Senior Notes equal in principal amount to the unpurchased portion of the Senior Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Senior Notes in connection with a Change of Control.

             (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Senior Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Senior Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Senior Notes so tendered payment in an amount equal to the purchase price for the Senior Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered by such Holder, if any; provided, that each such new Senior Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01.      Merger, Consolidation, or Sale of Assets.

             The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation) or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another corporation, Person or entity unless (i) the Company is the surviving entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof or the District of Columbia, (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Senior Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, (iii) immediately after such transaction, no Default or Event of Default exists, and (iv) the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made in a form reasonably satisfactory to the Trustee, and will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable one-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in Section 4.09.

Section 5.02.      Successor Corporation Substituted.

             Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation, partnership or limited liability company formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Senior Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.


                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.      Events of Default.

             An "Event of Default" occurs if:

                   (a) the Company defaults in the payment when due of interest on, or Liquidated Damages with respect to, the Senior Notes and such default continues for a period of 30 days;

                   (b) the Company defaults in the payment when due of principal of or premium, if any, on the Senior Notes when the same becomes due and payable at maturity, upon acceleration, repurchase or otherwise;

                   (c) the Company fails to comply with any of the provisions of Section 4.07, 4.09, 4.10 or 5.01 hereof;

                   (d) the Company fails to observe or perform any other
             covenant, representation, warranty or other agreement in this Indenture or the Senior Notes for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Senior Notes then outstanding;

                   (e) a default occurs which has not been waived or cured under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay principal or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or
             (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more;

                   (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such undischarged judgments exceeds $5 million;

                   (g) the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

                         (i)   commences a voluntary case,

                         (ii)  consents to the entry of an order for relief
                                against it in an involuntary case,

                         (iii) consents to the appointment of a Custodian of it
                                or for all or substantially all of its property,

                         (iv)  makes a general assignment for the benefit of its
                                creditors, or

                         (v)   generally is not paying its debts as they become
                                due; or

                   (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                         (i) is for relief against the Company or any of its
                   Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                         (ii) appoints a Custodian of the Company or any of its
                   Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                         (iii) orders the liquidation of the Company or any of
                   its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

             and the order or decree remains unstayed and in effect for 60 consecutive days.

Section 6.02.      Acceleration.

             If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately. Upon any such declaration, the Senior Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs all outstanding Senior Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Senior Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

             If an Event of Default occurs on or after November 15, 2001 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Senior Notes pursuant to Section 3.07 hereof, then, upon acceleration of the Senior Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Senior Notes to the contrary notwithstanding. If an Event of Default occurs prior to November 15, 2001 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Senior Notes prior to such date, then, upon acceleration of the Senior Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on November 15 of the years set forth below, as set forth below (expressed as a percentage of the principal amount to the date of payment that would otherwise be due but for the provisions of this sentence):

    Year                                                            Percentage

    1996.......................................................      114.1667%
    1997.......................................................      112.3958%
    1998...,,..................................................      110.6250%
    1999.......................................................      108.8542%
    2000.......................................................      107.0833%

Section 6.03.      Other Remedies.

             If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest and Liquidated Damages, if any, on the Senior Notes or to enforce the performance of any provision of the Senior Notes or this Indenture.

             The Trustee may maintain a proceeding even if it does not possess any of the Senior Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Senior Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.      Waiver of Past Defaults.

             Holders of not less than a majority in aggregate principal amount of the then outstanding Senior Notes by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Senior Notes or in connection with an offer to purchase which requires the consent of the Holders of not less than 66_% of the aggregate principal amount of the then outstanding Senior Notes (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Senior Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.      Control by Majority.

             Holders of a majority in principal amount of the then outstanding Senior Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Senior Notes or that may involve the Trustee in personal liability.

Section 6.06.      Limitation on Suits.

             A Holder of a Senior Note may pursue a remedy with respect to this Indenture or the Senior Notes only if:

             (a) the Holder of a Senior Note gives to the Trustee written notice of a continuing Event of Default;

             (b) the Holders of at least 25% in principal amount of the then outstanding Senior Notes make a written request to the Trustee to pursue the remedy;

             (c) such Holder of a Senior Note or Holders of Senior Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

             (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

             (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Senior Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Senior Note may not use this Indenture to prejudice the rights of another Holder of a Senior Note or to obtain a preference or priority over another Holder of a Senior Note.

Section 6.07.      Rights of Holders of Senior Notes to Receive Payment.

             Notwithstanding any other provision of this Indenture, the right of any Holder of a Senior Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Senior Note, on or after the respective due dates expressed in the Senior Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08.      Collection Suit by Trustee.

             If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Senior Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.      Trustee May File Proofs of Claim.

             The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Senior Notes allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Senior Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10.      Priorities.

             If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

             First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

             Second: to Holders of Senior Notes for amounts due and unpaid on the Senior Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for principal, premium and Liquidated Damages, if any and interest, respectively; and

             Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

             The Trustee may fix a record date and payment date for any payment to Holders of Senior Notes pursuant to this Section 6.10.

Section 6.11.      Undertaking for Costs.

             In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Senior Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Senior Notes.


                                    ARTICLE 7
                                     TRUSTEE

Section 7.01.      Duties of Trustee.

             (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

             (b)   Except during the continuance of an Event of Default:

             (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

             (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

             (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) this paragraph does not limit the effect of paragraph (b) of this Section;

             (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

             (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section.

             (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

             (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.      Rights of Trustee.

             (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

             (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

             (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

             (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

             (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Managing General Partner of the Company on behalf of the Company (or the Company if the Company is a corporation) and Olympus Capital.

             (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

Section 7.03.      Individual Rights of Trustee.

             The Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04.      Trustee's Disclaimer.

             The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Senior Notes, it shall not be accountable for the Issuers' use of the proceeds from the Senior Notes or any money paid to the Issuers or upon the direction of the Issuers under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Senior Notes or any other document in connection with the sale of the Senior Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05.      Notice of Defaults.

             If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Senior Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Senior Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Senior Notes.

Section 7.06.      Reports by Trustee to Holders of the Senior Notes.

             Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Senior Notes remain outstanding, the Trustee shall mail to the Holders of the Senior Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

             A copy of each report at the time of its mailing to the Holders of Senior Notes shall be mailed to the Issuers and filed with the SEC and each stock exchange on which the Senior Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Senior Notes are listed on any stock exchange.

Section 7.07.      Compensation and Indemnity.

             The Issuers shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

             The Issuers shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuers (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

             The obligations of the Issuers under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

             To secure the Issuers' payment obligations in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Senior Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

             When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

             The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

Section 7.08.      Replacement of Trustee.

             A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

             The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of Senior Notes of a majority in principal amount of the then outstanding Senior Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

             (a)   the Trustee fails to comply with Section 7.10 hereof;

             (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

             (c) a Custodian or public officer takes charge of the Trustee or its property; or

             (d)   the Trustee becomes incapable of acting.

             If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Senior Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

             If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of Senior Notes of at least 10% in principal amount of the then outstanding Senior Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

             If the Trustee, after written request by any Holder of a Senior Note who has been a Holder of a Senior Note for at least six months, fails to comply with Section 7.10, such Holder of a Senior Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

             A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Senior Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09.      Successor Trustee by Merger, etc.

             If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.      Eligibility; Disqualification.

             There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has, or is a wholly-owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

             This Indenture shall always have a Trustee who satisfies the requirements of TIAss. 310(a)(1), (2) and (5). The Trustee is subject to TIAss. 310(b).

Section 7.11.      Preferential Collection of Claims Against Company.

             The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.      Option to Effect Legal Defeasance or Covenant Defeasance.

             The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Senior Notes upon compliance with the conditions set forth below in this Article Eight.

Section 8.02.      Legal Defeasance and Discharge.

             Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Senior Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Senior Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Senior Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Senior Notes to receive solely from the trust fund described in
Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Liquidated Damages on such Senior Notes when such payments are due, (b) the Company's obligations with respect to such Senior Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03.      Covenant Defeasance.

             Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15 and 5.01 hereof with respect to the outstanding Senior Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Senior Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Senior Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Senior Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Senior Notes shall be unaffected thereby. In addition, upon the Company's exercise under
Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(c) through 6.01(f) hereof shall not constitute Events of Default.

Section 8.04.      Conditions to Legal or Covenant Defeasance.

       The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Senior Notes:

             In order to exercise either Legal Defeasance or Covenant
Defeasance:

                         (a) the Company must irrevocably deposit with the
             Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of, premium, if any and interest and Liquidated Damages, if any, on the outstanding Senior Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

                         (b) in the case of an election under Section 8.02
             hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                         (c) in the case of an election under Section 8.03
             hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                         (d) no Default or Event of Default shall have occurred
             and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Senior Notes pursuant to this Article Eight concurrently with such incurrence) or insofar as Sections 6.01(g) or 6.01(h) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

                         (e) such Legal Defeasance or Covenant Defeasance shall
             not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                         (f) the Company shall have delivered to the Trustee an
             opinion of counsel to the effect that on the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                         (g) the Company shall have delivered to the Trustee an
             Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

                         (h) the Company shall have delivered to the Trustee an
             Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

             Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Senior Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Senior Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

             The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Senior Notes.

             Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06.      Repayment to Issuers.

             Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers in trust for the payment of the principal of, premium, if any, or interest and Liquidated Damages, if any; on any Senior Note and remaining unclaimed for two years after such principal, and premium, if any, or interest or Liquidated Damages has become due and payable shall be paid to the Issuers on their request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Senior Note shall thereafter, as an unsecured creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.

Section 8.07.      Reinstatement.

             If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Senior Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest or Liquidated Damages, if any, on any Senior Note following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money held by the Trustee or Paying Agent.


                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.      Without Consent of Holders of Senior Notes.

             Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Senior Notes without the consent of any Holder of a Senior Note:

             (a)   to cure any ambiguity, defect or inconsistency;

             (b) to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes;

             (c) to provide for the assumption of the Company's obligations to the Holders of the Senior Notes in the case of a merger or consolidation pursuant to Article Five hereof;

             (d) to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights hereunder of any Holder of the Senior Note; or

             (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

             Upon the request of the Issuers accompanied by resolutions of the Board of Directors of the Managing General Partner of the Company (or the Company if the Company is a corporation) and Olympus Capital authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, the Trustee shall join with the Issuers in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02.      With Consent of Holders of Senior Notes.

             Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture (including Section 3.09, 4.10 and 4.15 hereof) and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for the Senior Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Senior Notes or the Registration Rights Agreement may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes (including consents obtained in connection with a tender offer or exchange offer for the Senior Notes). Without the consent of at least 66 2/3% in principal amount of the Senior Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Senior Notes), no waiver or amendment to this Indenture may make any change in the provisions of Section 4.10, 3.09 or
4.15 hereof that adversely affects the rights of any Holder of Senior Notes.

             Upon the request of the Issuers accompanied by resolutions of the Board of Directors of the Managing General Partner of the Company (or the Company if the Company is a corporation) and Olympus Capital authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Senior Notes as aforesaid, and upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

             It shall not be necessary for the consent of the Holders of Senior Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

             After an amendment, supplement or waiver under this Section becomes effective, the Issuers shall mail to the Holders of Senior Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Senior Notes. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Senior Notes held by a non-consenting Holder):

                   (a) reduce the principal amount of Senior Notes whose Holders must consent to an amendment, supplement or waiver;

                   (b) reduce the principal of or change the fixed maturity of any Senior Note or alter any of the provisions with respect to the redemption of the Senior Notes except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof;

                   (c) reduce the rate or time of payment of interest on any Senior Note;

                   (d) waive a Default or Event of Default in the payment of
             principal of or premium, if any, or interest on the Senior Notes (except a rescission of acceleration of the Senior Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Senior Notes and a waiver of the payment default that resulted from such acceleration);

                   (e) make any Senior Note payable in money other than that stated in the Senior Notes;

                   (f) make any change in the provisions of this Indenture
             relating to waivers of past Defaults or the rights of Holders of Senior Notes to receive payments of principal of or premium, if any, on the Senior Notes; or

                   (g) make any change in the foregoing amendment and waiver provisions.

Section 9.03.      Compliance with Trust Indenture Act.

             Every amendment or supplement to this Indenture or the Senior Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04.      Revocation and Effect of Consents.

             Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Senior Note is a continuing consent by the Holder of a Senior Note and every subsequent Holder of a Senior Note or portion of a Senior Note that evidences the same debt as the consenting Holder's Senior Note, even if notation of the consent is not made on any Senior Note. However, any such Holder of a Senior Note or subsequent Holder of a Senior Note may revoke the consent as to its Senior Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05.      Notation on or Exchange of Senior Notes.

             The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Senior Note thereafter authenticated. The Issuers in exchange for all Senior Notes may issue and the Trustee shall authenticate new Senior Notes that reflect the amendment, supplement or waiver.

             Failure to make the appropriate notation or issue a new Senior Note shall not affect the validity and effect of such amendment, supplement or waiver.


                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.01.     Trust Indenture Act Controls.

             If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties shall control.

Section 10.02.     Notices.

             Any notice or communication by the Issuers or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

             If to the Issuers:

                   Olympus Communications, L.P.
                   Olympus Capital Corporation
                   c/o Olympus Communications, L.P.
                   5 West Third Street
                   P.O. Box 472
                   Coudersport, Pennsylvania 16915
                   Telecopier No.:  (814) 274-6586
                   Attention:  Timothy J. Rigas

             With a copy to:

                   Buchanan Ingersoll
                   1 Oxford Center
                   301 Grant Street, 20th Floor
                   Pittsburgh, Pennsylvania 15219
                   Telecopier No.:  (412) 562-1041
                   Attention:  Lewis Davis, Esq.

             If to the Trustee:

                   Bank of Montreal Trust Company
                   77 Water Street
                   New York, New York 10005
                   Telecopier No.  (212) 701-7684
                   Attention:  Theresa Gaballah

             The Issuers or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

             All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

             Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

             If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

             If the Issuers mail a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 10.03. Communication by Holders of Senior Notes with Other Holders of Senior Notes.

             Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Senior Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 10.04.     Certificate and Opinion as to Conditions Precedent.

             Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

             (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

             (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 10.05.     Statements Required in Certificate or Opinion.

             Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

             (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

             (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

             (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 10.06.     Rules by Trustee and Agents.

             The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.07. No Personal Liability of Directors, Officers, Employees and Stockholders.

             No past, present or future director, officer, employee, incorporator or stockholder of the Company, Olympus Capital or any general partner of the Company (including Adelphia or FPL Group in any such capacity), as such, shall have any liability for any obligations of the Issuers under the Senior Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability including any rights against any general partner of the Company in its capacity as general partner. The waiver and release are part of the consideration for issuance of the Senior Notes.

Section 10.08.     Governing Law.

             THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE SENIOR NOTES.

Section 10.09.     No Adverse Interpretation of Other Agreements.

             This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.10.     Successors.

             All agreements of the Issuers in this Indenture and the Senior Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 10.11.     Severability.

             In case any provision in this Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.12.     Counterpart Originals.

             The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 10.13.     Table of Contents, Headings, etc.

             The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                         [Signatures on following page]

                                                                  11




SIGNATURES

Olympus Communications, L.P.

By: ACP Holdings, Inc.
Title: Managing General Partner


By:
Name:
Title:




Olympus Capital Corporation


By:
Name:
Title:




Attest:


(SEAL)


Bank of Montreal Trust Company



By:
Name:
Title:

Attest:


(SEAL)

                                                                   2













                                   Exhibit A-1

                              (Face of Senior Note)


                           10_% Senior Notes due 2006

                                 No. $__________

                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION

         promises to pay to or registered assigns, the principal sum of _____________________ Dollars on November 15, 2006.
           Interest Payment Dates:  May 15, and November 15
           Record Dates:  May 1, and November 1

                                     Dated:

                                            OLYMPUS COMMUNICATIONS, L.P.

                                            By:       ACP Holdings, Inc.
                                                      Managing General Partner



                                            By
                                            Name:
                                            Title:

                                                     OLYMPUS CAPITAL CORPORATION


                                             By
                                             Name:
                                             Title:
                                            (SEAL)

This is one of the Senior Notes referred to in the within-mentioned Indenture:

BANK OF MONTREAL TRUST COMPANY,
as Trustee

By:
           Authorized Signature

                                     A-1-12

                              (Back of Senior Note)

                           10_% Senior Notes due 2006

[Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York,
New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1/

                     THE SENIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE PURCHASER (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE OR TO INSTITUTIONAL ACCREDITED INVESTORS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

           Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                     1. Interest. Olympus Communications, L.P., a Delaware limited partnership (the "Company"); and Olympus Capital
Corporation ("Olympus Capital" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Senior Note at 10_% per annum from November 12, 1996 until November 15, 2006 and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Issuers shall pay interest and Liquidated Damages, if any, semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 1997. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate equal to the per annum rate on the Senior Notes then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                     2. Method of Payment. The Issuers shall make payments in respect of the Senior Notes represented by the Global
Notes (including principal, premium, interest and Liquidated Damages, if any) by wire transfer of immediately available funds to the accounts specified by the Note Custodian. With respect to Senior Notes issued in definitive form, the Issuers shall make all payments of principal, premium, interest and Liquidated Damages, if any, by mailing a check to each such Holder's registered address, provided that all payments with respect to Senior Notes having an aggregate principal amount of $100,000 or more, the Holders of which have given wire transfer instructions to the Issuers at least ten business days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Except for trades involving only Euroclear or CEDEL participants, the Senior Notes represented by the Global Notes are expected to be eligible to trade in DTC's Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. The Issuers expects that secondary trading in the Definitive Notes also will be settled in immediately available funds.

                     3. Paying Agent and Registrar. Initially, Bank of Montreal Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Senior Notes may be presented for registration of transfer and exchange at the offices of the Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

                     4. Indenture. The Issuers issued the Senior Notes under an Indenture dated as of November 12, 1996
("Indenture") between the Issuers and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Notes are senior unsecured obligations of the Issuers limited to $200 million in aggregate principal amount.

                     5.  Optional Redemption.

                     (a) Except as set forth in paragraph (b) of this Paragraph 5, the Senior Notes are not redeemable at the Company's option prior to November 15, 2001. From and after November 15, 2001, the Company shall have the option to redeem the Senior Notes, in whole or in part, upon not less than 30 nor more than 60 days notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on November 15 of the years indicated below:

     Year                                                         Percentage

     2001....................................................      105.3125%
     2002....................................................      103.5417%
     2003....................................................      101.7708%
     2004 and thereafter.....................................      100.0000%

             (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, during the first 36 months after the date of the Offering Circular, the Company may redeem up to $70 million in principal amount of Senior Notes at a redemption price of 110.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date with the net cash proceeds of an Initial Public Offering of Equity Interests in the Company, provided that at least $130 million in aggregate principal amount of Senior Notes remain outstanding immediately after the occurrence of such redemption and, provided, further that such redemption occurs within 30 days of the date of the closing of such Public Offering.

             (c) Any redemption pursuant to this paragraph shall be made pursuant to the provisions of Section 3.01 through 3.06 of the Indenture.

             6. Mandatory Redemption. Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Senior Notes.

             7.  Repurchase at Option of Holder.

             (a) If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, which date shall be no later than 30 days from the date such notice is mailed (the "Change of Control Payment Date"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture. Such right to require the repurchase of Senior Notes shall not continue after discharge of the Company from its obligations with respect to the Senior Notes. The board of directors of the Managing General Partner of the Company may not waive this provision.

             (b) As soon as practical, but in no event later than 5 business days after any date (an "Asset Sale Trigger Date") that the aggregate amount of Excess Proceeds exceeds $5 million, the Company shall commence a pro rata Asset Sale Offer (as described under Section 3.09 of the Indenture) to purchase the maximum principal amount of Senior Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof on the date fixed for the closing of such offer plus accrued and unpaid interest and Liquidated Damage thereon, if any, to the date of purchase. To the extent that any Excess Proceeds remain after completion of an Offer, the Company may use the remaining amount for general corporate purposes. If the aggregate principal amount of Senior Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Senior Notes to be purchased on a pro rata basis. Holders of Senior Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Senior Notes. Upon completion of such Offer to purchase, the amount of Excess Proceeds will be reset to zero.

             8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at its registered address. Senior Notes may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

             9. Denominations, Transfer, Exchange. The Senior Notes are in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Senior Note or portion of a Senior Note selected for redemption, except for the unredeemed portion of any Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Notes for a period of 15 days before a selection of Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

             10. Persons Deemed Owners. The registered Holder of a Senior Note may be treated as its owner for all purposes.

             11. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes, and any existing default or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

             12. Defaults and Remedies. An Event of Default occurs if: (i) the Company defaults in the payment when due of any interest on, or Liquidated Damages with respect to, any Senior Note and such default continues for a period of 30 days (whether or not prohibited by Article 6 of the Indenture); (ii) the Company defaults in the payment of the principal of (or premium, if any, on) any Senior Note at its maturity (whether or not prohibited by Article 6 of the Indenture); (iii) the Company fails to comply with any of the provisions of Sections 4.07, 4.09, 4.10 or 5.01 of the Indenture; (iv) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in the Indenture or the Senior Notes for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Senior Notes then outstanding; (v) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or its Restricted Subsidiaries of the Issuers), whether such Indebtedness or guarantee now exists or shall be created hereafter, which default (a) is caused by a failure to pay principal or premium, if any or interest upon such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its expressed maturity and in each case the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness, with respect to which the principal (and premium, if any) amount unpaid upon its expressed maturity under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more; (vi) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5 million; or (vii) the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, (d) makes a general assignment for the benefit of its creditors, or (e) generally is not paying its debts as they become due; or (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case, (b) appoints a custodian of the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as whole, would constitute a Significant Subsidiary or for all or substantially all of the Company or any of its Significant Subsidiaries that are Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or (c) orders the liquidation of the Company or any of their Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 consecutive days. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately. Notwithstanding the foregoing, in the case an Event of Default specified in clauses (g) or (h) of Section 6.01 of the Indenture occurs with respect to the Issuers, any Significant Subsidiary that is a Restricted Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Senior Notes will become due and payable without further action or notice. Holders of the Senior Notes may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. In the case of any Event of Default occurring on or after November 16, 2001, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Senior Notes pursuant to Section 3.07 of the Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Senior Notes. The Holders of not less than a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Senior Notes or in connection with an offer to purchase which requires the consent of Holders of not less than 66_% of the aggregate principal amount of the then outstanding Senior Notes (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Senior Notes may rescind an acceleration and its consequence, including any related payment default) or a default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Senior Note affected.

             The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default and what action the Company is taking or proposes to take thereto.

             13. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

             14. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, partners or members of the Company, Olympus Capital or any general partner of the Company (including Adelphia or FPL Group in any such capacity), as such, shall not have any liability for any obligations of the Issuers under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability including any rights against any general partner of the Company in its capacity as general partner. The waiver and release are part of the consideration for the issuance of the Senior Notes.

             15. Authentication. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

             16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

             17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Senior Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of November 12, 1996, between the Issuers and the parties named on the signature pages thereof.

             18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

             The Issuers shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                   Olympus Communications, L.P.
                   5 West Third Street
                   P.O. Box 472
                   Coudersport, Pennsylvania  16915
                   Attention:  Timothy J. Rigas

                                 ASSIGNMENT FORM

       To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to


                  (Insert assignee's soc. sec. or tax I.D. no.)








              (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Issuers. The agent may substitute another to act for him.




Date:_______________
                                      Your Signature:
                                      (Sign exactly as your name appears on the
                                       face of this Note)

                       Option of Holder to Elect Purchase

             If you want to elect to have this Senior Note purchased by the Issuers pursuant to Section 4.10 or 4.15 of the Indenture, check the box below:

       [GRAPHIC OMITTED] Section 4.10       [GRAPHIC OMITTED] Section 4.15

             If you want to elect to have only part of the Senior Note purchased by the Issuers pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $_______________


Date:____________________              Your Signature:
                                       (Sign exactly as your name appears on the
                                        Senior Note)

                                      Tax Identification No.:_______________


                        SCHEDULE OF EXCHANGES OF NOTES2/

             The following exchanges of a part of this Global Note for other
Notes have been made:



Date of Exchange        Amount of decrease in       Amount of increase in       Principal Amount of this      Signature of
                        Principal Amount of this    Principal Amount of this    Global Note following         authorized officer of
                        Global Note                 Global Note                 such decrease (or             Trustee or Note
                                                                                increase)                     Custodian


                                      A-2-5












                                   EXHIBIT A-2
                  (Face of Regulation S Temporary Global Note)


                           10_% Senior Notes due 2006

       No.                                                    $_______________

                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION

       promises to pay to ____________________________________or registered assigns, the principal sum of _____________________ Dollars on November 15, 2006.
       Interest Payment Dates:  May 15, and November 15

       Record Dates:  May 1 and November 1

                                      Dated:

                                      OLYMPUS COMMUNICATIONS, L.P.

                                      By:   ACP Holding, Inc.
                                            Managing General Partner


                                      By
                                          Name:
                                          Title:

                                      OLYMPUS CAPITAL CORPORATION


                                      By
                                          Name:
                                          Title:
                                                        (SEAL)

This is one of the Senior Notes referred to in the within-mentioned Indenture:

BANK OF MONTREAL TRUST COMPANY,
as Trustee


By:
   Authorized Signature

                  (Back of Regulation S Temporary Global Note)

                       10_% Series A Senior Notes due 2006

             Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the Issuers or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

             THE SENIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE PURCHASER (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE OR TO INSTITUTIONAL ACCREDITED INVESTORS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

             THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

             NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

             Subject to the provisions hereof, Olympus Communications, L.P., a Delaware limited partnership (the "Company"), and Olympus Capital Corporation, a Delaware corporation ("Olympus Capital," and together with the Company, the "Issuers") promise to pay to _______________ the principal sum of ____________________ UNITED STATES DOLLARS (U.S. $__________) on November 15,
2006, and to pay interest on the principal amount of this Note beginning November 12, 1996 at the rate of 10_% per annum. Upon exchange of this Regulation S Temporary Global Note for a Regulation S Permanent Global Note as set forth below, interest shall be payable in cash semi-annually in arrears on May 15 and November 15, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"); provided that the first Interest Payment Date shall be May 15, 1997. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

       This Regulation S Temporary Global Note is issued in respect of an issue of 10_% Notes due 2006 (the "Notes") of the Issuers limited to the aggregate principal amount of U.S. $100,000,000 issued pursuant to an Indenture (the "Indenture") dated as of November 12, 1996, among the Issuers and Bank of Montreal Trust Company (the "Trustee"), and is governed by the terms and conditions of the Indenture governing the Senior Notes, which terms and conditions are incorporated herein by reference and, except as otherwise provided herein, shall be binding on the Issuers and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Indenture. Until this Regulation S Temporary Global Note is exchanged for a Regulation S Permanent Global Note, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Senior Notes under the Indenture.

       This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Regulation S Permanent Global Notes or U.S. Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Regulation S Permanent Global Notes or U.S. Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

       This Regulation S Temporary Global Note shall not be valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Regulation S Temporary Global Note shall be governed by and construed in accordance with the laws of the State of the New York. All references to "$," "Dollars," "dollars" or "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein.


                     SCHEDULE OF EXCHANGES FOR GLOBAL NOTES

             The following exchanges of a part of this Regulation S Temporary
Global Note for other Global Notes have been made:


----------------------- --------------------------- --------------------------- ----------------------------- ---------------------

Date of Exchange        Amount of decrease in       Amount of increase in       Principal Amount of           Signature of
                        Principal Amount of         Principal Amount of         this Global Note              authorized officer of
                        this Global Note            this Global Note            following such decrease       Trustee or Note
                                                                                (or increase)                 Custodian
----------------------- --------------------------- --------------------------- ----------------------------- ---------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                      B-1-2

                                   EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                FROM U.S. GLOBAL NOTE TO REGULATION S GLOBAL NOTE
                (Pursuant to Section 2.06(a)(i) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York  10005
U.S.A.

Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. __________) or |_| Accredited Institutional Investor Global Notes (CUSIP No. __________) and held with the Depository in the name of
_________________________________________ (the "Transferor"). The Transferor has
requested a transfer of such beneficial interest in the Senior Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Notes evidenced by one or more Regulation S Global Notes (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code -------------------------).

             In connection with such request and in respect of such Senior Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

       (1) The offer of the Senior Notes was not made to a person in the United States;

       (2)   either:

             (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

             (b) the transaction was executed in on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

             (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

             (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

             (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code ____________________).

             Upon giving effect to this request to exchange a beneficial interest in such Rule 144A Global Note or Accredited Institutional Investor Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Senior Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:

Dated:

cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                      B-2-2

                                   EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
            FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE OR
                  ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE
               (Pursuant to Section 2.06(a)(ii) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York  10005
U.S.A.

Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. __________) and held with the Depository through Euroclear or Cedel Bank or both (Common Code _________________________) in the name of
_________________________________________ (the "Transferor"). The Transferor has
requested a transfer of such beneficial interest in the Senior Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Notes evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. __________) or |_| Accredited Institutional Investor Global Note (CUSIP No. __________), to be held with the Depository.

             In connection with such request and in respect of such Senior Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

       [GRAPHIC OMITTED] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Senior Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

             and such Senior Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

             Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes or Accredited Institutional Investor Global Notes, as the case may be, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes or Accredited Institutional Investor Global Notes, as the case may be, pursuant to the Indenture and the Securities Act.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:

Dated:
cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                      B-3-2

                                   EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
         FROM RULE 144A GLOBAL NOTE OR ACCREDITED INSTITUTIONAL INVESTOR
          GLOBAL NOTE TO ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE
                     OR RULE 144A GLOBAL NOTE, RESPECTIVELY
               (Pursuant to Section 2.06(a)(iii) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York 10005
U.S.A.


Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. __________) or |_| Accredited Institutional Investor Global Notes (CUSIP No. __________) and held with the Depository in the name of
_________________________________________ (the "Transferor"). The Transferor has
requested a transfer of such beneficial interest in such Senior Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Notes evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. __________) or |_| Accredited Institutional Investor Global Notes (CUSIP No. __________), to be held with the Depository.

             In connection with such request and in respect of such Senior Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

       [GRAPHIC OMITTED] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Senior Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

       [GRAPHIC OMITTED] transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

             and such Senior Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

             Upon giving effect to this request to exchange a beneficial interest in Rule 144A Global Notes or Accredited Institutional Investor Global Notes for a beneficial interest in Accredited Institutional Investor Global Notes or Rule 144A Global Notes, as the case may be, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes or Accredited Institutional Investor Global Notes, as the case may be, pursuant to the Indenture and the Securities Act.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:
Dated:

cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

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                                      B-4-2

                                   EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                               OF DEFINITIVE NOTES
                 (Pursuant to Section 2.06(b) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York 10005
U.S.A.

Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more Definitive Notes (CUSIP No. __________) and registered with the Registrar in the name of _________________________________________ (the "Transferor"). The Transferor has
requested an exchange or transfer of such Definitive Note(s) in the form of an equal principal amount of Senior Notes evidenced by one or more Definitive Notes (CUSIP No. __________), to be delivered to the Transferor or, in the case of a transfer of such Senior Notes, to such Person as the Transferor instructs the Trustee.

             In connection with such request and in respect of the Senior Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

       [GRAPHIC OMITTED] the Surrendered Notes are being acquired for the Transferor's own account, without transfer;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred to one of the Issuers;

                                       or

       [GRAPHIC OMITTED] Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:
Dated:

cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

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                                      B-5-2

                                   EXHIBIT B-5

      FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM RULE
         144A GLOBAL NOTE, ACCREDITED INSTITUTIONAL INVESTOR GLOBAL NOTE
            OR REGULATION S PERMANENT GLOBAL NOTE TO DEFINITIVE NOTE
                 (Pursuant to Section 2.06(c) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York 10005
U.S.A.


Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. __________) or |_| Accredited Institutional Investor Global Notes (CUSIP No. __________) or |_| Regulation S Permanent Global Notes (CUSIP No. __________) and held with the Depository through Euroclear or Cedel Bank or both in the name of _________________________________________ (the "Transferor"). The Transferor
has requested a transfer of such beneficial interest in the Senior Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Notes evidenced by one or more Definitive Notes (CUSIP No. __________), to be registered with the Registrar in the name of
--------------.

             In connection with such request and in respect of the Senior Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred to the beneficial owner of such Senior Notes;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:

Dated:

cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

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                                      B-6-3

                                   EXHIBIT B-6

        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
       DEFINITIVE NOTE TO RULE 144A GLOBAL NOTE, ACCREDITED INSTITUTIONAL
           INVESTOR GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE
                 (Pursuant to Section 2.06(e) of the Indenture)

Bank of Montreal Trust Company
77 Water Street
New York, New York 10005
U.S.A.


Re:    10_% Senior Notes due 2006 of Olympus Communications, L.P. and Olympus
Capital Corporation.

             Reference is hereby made to the Indenture, dated as of November 12, 1996 (the "Indenture"), among Olympus Communications, L.P. (the "Company"), Olympus Capital Corporation ("Olympus Capital"), as Issuers and Bank of Montreal Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

             This letter relates to $__________ principal amount of Senior Notes which are evidenced by one or more Definitive Notes (CUSIP No. __________) and registered with the Registrar in the name of _________________________________________ (the "Transferor"). The Transferor has
requested a transfer of such Definitive Notes to a Person who will take delivery thereof in the form of an equal beneficial interest in Global Notes evidenced by one or more (check one) |_| Rule 144A Global Notes (CUSIP No. ) or |_| Accredited Institutional Investor Global Notes (CUSIP No. __________) or |_| Regulation S Permanent Global Notes (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code _________________________).

             In connection with such request and in respect of the Senior Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred to the beneficial owner of such Senior Notes;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

       [GRAPHIC OMITTED] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

                                       or

       [GRAPHIC OMITTED] such transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act, and accordingly the Transferor hereby further certifies that:

             (1) The offer of the Senior Notes was not made to a person in the United States;

             (2)   either:

                   (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                   (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

             (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

             (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

             (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code _________________________).

             Upon giving effect to this request to exchange a Definitive Note for a beneficial interest in such Rule 144A Global Note, Accredited Institutional Investor Global Note or Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Senior Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and Goldman, Sachs & Co. (the "Purchasers"), the initial purchasers of such Senior Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                      [Insert Name of Transferor]


                                      By:
                                      Name:
                                      Title:

Dated:

cc:    Olympus Communications, L.P.
       Olympus Capital Corporation
       Goldman, Sachs & Co.

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